A Message from the FIRSTAR Select REIT-Plus Fund



Dear Shareholder:

The FIRSTAR Select REIT-Plus Fund seeks to provide consistent total return by focusing on appreciation and income. The Fund seeks to achieve these results through a consistent investment commitment to Real Estate Investment Trusts.

Performance for the REIT sector over the 1998/1999 Fiscal Year ending March was volatile as investors withdrew from this sector and shifted to large market capitalization U.S. equities. This outflow of funds led to a significant price pullback in these stocks during the fiscal year. REIT's now stand at historically low valuations while displaying strong earnings growth and historically high dividend yields. In addition, the REIT Public Offerings are now substantially less than the levels seen in 1997 while most sectors of the real estate market are witnessing an attractive level of growth in line with the U.S. economy as measured by Gross Domestic Product growth.

During the 1998/1999 Fiscal Year the FIRSTAR Select REIT-Plus Fund slightly underperformed the Morgan Stanley REIT Index due to the payment of fund management expenses for the Fund versus the passively managed Index. The Firstar Select REIT-Plus Fund declined 20.59% during the fiscal year as compared to a drop of 20.33% for the Morgan Stanley REIT Index. The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts. It is designed to be a measure of real estate equity performance. The index was developed as of December 31, 1994 and is currently comprised of 129 real estate investment trusts.

The FIRSTAR Select REIT-Plus Fund is managed using both quantitative and fundamental analysis to aid us in meeting investors' long-term goals of both price appreciation and income. These tools allow us to focus on those sectors that will most benefit our investors in achieving these objectives. Above average earnings growth rates, low levels of debt to capital and attractive income yields coupled with low levels of new supply in this sector offer attractive reasons for investors to consider REIT's in achieving their investment objectives.

Karen L. Bowie, CFA
Vice President, Fund Manager

--------------------------------------------------------------------------------
                         Growth of a $10,000 Investment
                 Firstar Select REIT-Plus Fund (Class C Shares)
                                       vs.
                           Morgan Stanley REIT Index
--------------------------------------------------------------------------------

    Average Annual Total                         Firstar Select
   Return for the Period                         REIT-Plus Fund
    Ended March 31, 1999                         Class C Shares
    --------------------                         --------------

   Since Inception (6/24/97)                          -6.75%

       4/1/98-3/31/99                                -20.59%


           Past performance is not predictive of furture performance.

--------------------------------------------------------------------------------
                        Growth of a $10,000 Investment
                Firstar Select REIT-Plus Fund ( Blass B Shares)
                                       vs.
                           Morgan Stanley REIT Index
--------------------------------------------------------------------------------


          Average Annual Total                         Firstar Select
          Return for the Period                        REIT-Plus Fund
          Ended March 31, 1999                         Class B Shares
          --------------------                         --------------

            4/1/98-3/31/99                               -20.65%

            Past Performance is not predictive of future performance.

Year 2000 Issue: (Unaudited)

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser, Administrator or other service providers to the Fund do not properly process and calculate date-related information and data from January 1, 2000. This is commonly known as the "Year 2000 Issue". The Adviser and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtained reasonable assurances that comparable steps are being taken by the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Adviser cannot make any assurances that the Year 2000 issue will not affect the companies in which the Fund invests or worldwide markets and economies.

INVESTMENTS-FIRSTAR SELECT REIT-PLUS FUND
-----------------------------------------
Statement of Net Assets  March 31, 1999


                                                     Number       Market
                                                   of Shares      Value
                                                   ---------      -----

COMMON STOCKS - 98.20%

Real Estate Investment Trusts - 98.20%

Apartment Investment and
Management Co. REIT                                  25,000    $  906,250
Archstone Communities, Trust REIT                    45,000       905,625
Arden Realty Group, Inc. REIT                        13,251       294,835
Avalon Properties, Inc. REIT                         36,512     1,154,692
BRE Properties, Inc. REIT                            25,200       570,150
Bedford Property Investors, Inc. REIT                15,000       219,375
Brandywine Realty Trust REIT                         25,000       406,250
CBL & Associates Properties, REIT                    20,500       476,625
Cadillac Fairview Corp. REIT *                       50,000       834,375
CarrAmerica Realty Corp. REIT                        17,900       394,919
Catellus Development REIT *                          45,000       601,875
Chelsea GCA Realty Inc. REIT                         26,200       730,325
Crescent Real Estate Equities Trust REIT             20,000       430,000
Developers Diversified
Realty Corp. REIT                                    48,000       687,000
EastGroup Properties, Inc. REIT                      48,000       774,000
Equity Office Properties Trust REIT                  36,600       931,012
Equity Residential Properties Trust REIT             26,830     1,106,737
Felcor Suite Hotels, Inc. REIT                       30,000       695,625
Hospitality Properties Trust REIT                    21,000       568,312
Irvine Apartment
Communities, Inc. REIT                               26,700       877,762
JDN Realty Corp. REIT                                33,868       673,126
Kilroy Realty Corp. REIT                             23,000       471,500
Kimco Realty Corp. REIT                              33,070     1,219,456
Koger Equity, Inc. REIT                              20,000       268,750
Lasalle Hotel Properties REIT                        80,000     1,060,000
Lexington Corp. Properties, Inc. REIT                30,400       338,200
Liberty Property Trust REIT                          24,450       507,337
MGI properties REIT                                  18,500       506,438
Mack-Cali Reality Corp. REIT                         24,500       719,688
Meristar Hospitality REIT                            29,662       539,478
New Plan Realty Trust REIT                           38,500       738,719
Pacific Gulf Properties, Inc. REIT                   42,000       756,000
Prentiss Properties Trust REIT                       24,000       447,000

The accompanying notes are an integral part of these financial statements.

                                                    Number         Market
                                                   of Shares       Value
                                                   ---------       -----

Prime Retail, Inc. REIT                             50,000     $  437,500
Prologis Trust REIT                                 16,500        338,250
Public Storage Inc. REIT                            26,660        666,500
RFS Hotel Investors, Inc. REIT                      41,100        475,219
Realty Income Corp. REIT                            23,000        483,000
Reckson Associates Realty Corp. REIT                50,000      1,028,125
Simon DeBartolo Group, Inc. REIT                    34,040        933,973
Sizeler Property Investors, Inc. REIT               56,300        464,475
Spieker Properties, Inc. REIT                       22,000        775,500
Starwood Lodging Trust REIT                         21,500        614,094
Storage USA, Inc. REIT                              15,240        432,435
Trizec Hahn Corp. REIT                              52,000        955,500
Vornado Realty Trust REIT                           20,000        690,000
                                                                  -------

Total Common Stocks
         (Cost $33,526,961)                                    30,106,007
                                                               ----------

Preferred Stock - .81%
----------------------

Realty Income Corp. REIT                            10,000        248,750
         (Cost $250,000)

Repurchase Agreements - .45%
----------------------------

Donaldson (DLJ) ($138,000, 6.35% IBRD World Bank 459056HY6, 08/24/00) Purchase Date 03/31/99, Maturity Date 04/01/99 Amount Payable at Maturity $138,019

Total Repurchase Agreements
     (Cost $138,000)                                              138,000
                                                                  --------

Total Investments
     (Cost $33,914,961)                                        30,492,757

Other Assets and Liabilities, Net - .54%                          164,596
----------------------------------------                          -------

Net Assets - 100%                                             $30,657,353
                                                              ===========

*Non-income producing securities

FIRSTAR SELECT REIT-PLUS FUND
-----------------------------
STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------
March 31, 1999

ASSETS

     Investments, at value (cost $33,914,961) ................      $ 30,492,757
     Cash ...................................................              6,603
     Dividend receivable .....................................           227,868
     Interest receivable......................................                62
     Receivable for shares of beneficial interest sold........            28,578
     Deferred organization costs (Note 2) ...................             23,604
     Prepaid expenses.........................................             9,647
                                                                     -----------
     Total assets ............................................        30,789,119

LIABILITIES

     Payable for shares of beneficial interest redeemed.......            96,722
     Accrued expenses ........................................            35,044
                                                                       ---------
     Total liabilities........................................           131,766
                                                                       ---------
NET ASSETS ...................................................     $  30,657,353
                                                                   =============

Net assets consist of:
     Paid-in capital .........................................        35,391,026
     Accumulated net realized gain on investments ............       (1,311,469)
     Net unrealized depreciation in
        value of investments ..................................      (3,422,204)
                                                                    ------------

Net assets ...................................................     $  30,657,353
                                                                   =============

NET ASSET VALUE PER SHARE

Class B Shares:
Net asset value and offering price per share (based on net assets of
$90,562 and 11,340 shares of beneficial interest outstanding).             $7.99
Minimum redemption price per share (net asset value x 95%)....             $7.59

Class C Shares:
Net asset value, offering and redemption price per share (based on net assets of $30,566,791 and 3,840,334 shares of beneficial interest
 outstanding)...........................................                   $7.96

  The accompanying notes are an integral part of these financial statements.

FIRSTAR SELECT REIT-PLUS FUND
-----------------------------
STATEMENTS OF OPERATIONS
------------------------
For the year ended March 31, 1999

INVESTMENT INCOME
Income:
     Interest ................................................       $    55,518
     Dividends ...............................................         2,123,460
                                                                       ---------
          Total  income ......................................         2,178,978
                                                                       ---------

EXPENSES:
     Administrative service fees (Note 3)
        Class B...............................................             3,998
        Class C.............................................              37,219
     Auditing fees ...........................................            22,321
     Custodian fees (Note 3) .................................            12,741
     Fund accounting fees
        Class B...............................................             4,004
        Class C...............................................            30,437
     Insurance ...............................................             3,954
     Servicing fees ..........................................            18,757
     Legal fees ..............................................            25,368
     Investment adviser fees (Note 3) ........................           281,358
     Trustee's fees ..........................................            14,703
     24f-2 fees expense
            Class B...........................................                 2
            Class C...........................................             6,347
     Amortization of organization expenses....................             6,058
     Postage .................................................             1,222
     Registration and filing fees
            Class B...........................................             2,756
            Class C...........................................            24,372
     Printing ................................................            33,465
     Transfer agent fees (Note 3)
        Class B...............................................             4,007
        Class C...............................................            27,406
     Other expenses...........................................             4,549
                                                                         -------
           Total net expenses.................................           565,044
                                                                         -------

  Less Expense Reimbursement from adviser.....................            13,409
                                                                         -------
NET INVESTMENT INCOME  .......................................         1,627,343
                                                                      ----------

REALIZED AND UNREALIZED GAIN/LOSS
      ON INVESTMENTS
     Net realized loss on investments ........................       (  978,775)
     Change in net unrealized
          appreciation of investments ........................       (9,338,684)
     Net loss on investments .................................      (10,317,459)

DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ...............................  $    (8,690,116)
                                                                  ==============

 The accompanying notes are an integral part of these financial statements.

FIRSTAR SELECT REIT-PLUS FUND
-----------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                           Year            Period
                                                                          Ended             Ended
                                                                        March 31,         March 31,
                                                                          1999             1998(a)
DECREASE IN NET ASSETS
Operations:
     Net investment income ...................................        $ 1,627,343       $ 1,169,959
     Net realized (gain) loss on investments .................          (978,775)           903,721
     Change in net unrealized appreciation of investments.....        (9,338,684)         5,916,480
                                                                      ------------      ------------
     Increase (Decrease) in net assets resulting from operations      (8,690,116)         7,990,160
                                                                      ----------          ---------
Dividends and distributions to shareholders from:
     Net investment Income
            Class B............................................           (4,932)               ---
            Class C.............................................      (1,622,429)        (1,174,496)
        Realized Capital Gain
     Class B....................................................            (995)               ---
     Class C....................................................        (338,154)         (897,268)
                                                                        --------          --------
         Total Distributions....................................      (1,966,510)       (2,071,764)
                                                                      ----------        -----------
TOTAL INCREASE  (DECREASE) ...................................      (10,656,626)         5,918,396
                                                                    ------------        -----------

Capital share transactions:
     Proceeds from shares sold
            Class B............................................          135,414              ---
            Class C............................................        8,402,387        40,066,968
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions
            Class B............................................            5,927              ---
            Class C............................................          406,984           206,179
     Cost of shares redeemed
            Class B............................................          (18,491)             ---
            Class C............................................      (11,598,765)       (2,211,020)
                                                                     ------------       -----------
     Net decrease in net assets resulting from
          capital share transactions ..........................       (2,666,544)       38,062,127
                                                                    -------------       -----------
TOTAL  INCREASE (DECREASE) IN NET ASSETS ......................      (13,323,170)       43,980,523
                                                                     ------------      -------------
NET ASSETS:
     Beginning of period .....................................      $ 43,980,523               ---
     End of period  ..........................................        30,657,353     $  43,980,523
                                                                   =============      =============
Shares of capital stock of the Fund sold and redeemed:
     Shares sold
        Class B...............................................            12,909               ---
        Class C...............................................           936,347         4,340,838
        Shares issued to shareholders in reinvestment dividends
        and distributions:
            Class B............................................              677               ---
            Class C............................................           46,905            19,649
     Shares redeemed
            Class B.............................................          (2,246)             ---
            Class C.............................................      (1,296,991)         (206,414)
                                                                       ----------         ---------
NET INCREASE (DECREASE) IN NUMBER OF SHARES OUTSTANDING                 (302,399)        4,154,073
                                                                       ==========       ==========

The accompanying notes are an integral part of these financial  statements.
(a) For the period June 24, 1997 (commencement of operations) to March 31, 1998

FIRSTAR SELECT REIT-PLUS FUND
-----------------------------
FINANCIAL HIGHLIGHTS


                                                                    Class B              Class C

                                                                     Year          Year            Year
                                                                     Ended         Ended          Ended
                                                                    March 31,    March 31,      March 31,
                                                                     1999          1999          1998(a)
                                                                    ----           -----       ----------

PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ...................................     $ 10.59        $10.59         $10.00       Income from investment
     Operations:
     Net investment income ...................................        0.40          0.40           0.35                Net
realized and unrealized
          gain (loss) on investments..........................       (2.54)        (2.55)          0.86
                                                                   --------        ------        -------
Total from investment income .................................       (2.14)        (2.15)          1.21
Less  distributions:
     Dividends from net
          investment income ..................................       (0.38)        (0.40)         (0.35)
Distributions from net realized
             Gains on investments.............................       (0.08)        (0.08)         (0.27)
                                                                     ------        ------         ------
Total from distributions .....................................       (0.46)        (0.48)         (0.62)
                                                                    -------        ------         ------

Net asset value at end of period .............................     $  7.99       $  7.96       $  10.59
                                                                     =====         =====         ======

TOTAL RETURN..................................................     (20.65%)      (20.59%)       14.96%(b)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (thousands)....................      90,562         30,566        43,981

     Ratio of total expenses to
          average net assets .................................       13.38%         1.47%        1.52%(b)
         Ratio of total expenses to
          average net assets (after reimbursement) ...........        1.45%        ------        --------

         Ratio of net investment
          income to average net assets........................      (7.53)%)        4.35%         4.29%(b)
         Ratio of net investment
          income to average net assets (after reimbursement) .        4.39%         ------        --------

     Portfolio turnover ......................................       45.48%         45.48%        29.50%(b)



(a)  For the period June 24, 1997 (commencement of operations) to March 31, 1998.

(b)  Annualized.


NOTES TO FINANCIAL STATEMENTS
-----------------------------

Note 1 - General

Firstar Select REIT-Plus Fund (the "Fund") was organized as a series of Star Select Funds, an Ohio business trust (the "Trust") on February 28, 1997. On March 1, 1999 Star Select REIT-Plus Fund was changed to Firstar Select REIT-Plus Fund. The investment objective of the Fund is to provide shareholders with above average income and long term growth of capital. The Fund offers Class B and Class C shares. Class B shares may be subject to a contingent deferred sales charge. Class C shares are no-load where there is no sales charges or commissions. All classes of shares have indentical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

         A)   Security Valuations

The procedures and pricing service used to value securities are established and approved by the Board of Trustees. Portfolio securities are valued using the current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the mean of the closing bid and asked prices. Bid price is used when no ask price is available.

         B)   Securities Transactions and Related Income

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

         C)   Dividends and Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a quarterly basis, and intends to distribute its net capital gains at least once a year. However, to the extent that net realized gains of the Fund can be reduced by any capital loss carry-overs, such gains will not be distributed.

         D)   Federal  Income Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         E)   Expenses

Organizational costs represent costs incurred in connection with the organization and the initial public offering of the Class C shares of the Fund. Organizational costs are deferred and will be amortized on a straight-line basis over five years. In the event that the original shareholder (or any subsequent transferee) redeems any of its original capital (seed capital) prior to these organizational costs being fully amortized, the redemption proceeds will be reduced by a pro-rata portion of any then unamortized organizational costs. At March 31, 1999, the unamortized balance was $23,604.

The Adviser has committed to reimburse other expenses of class B shares throught July 31, 1999 to the extent necessary to maintain total operating expense as indicated in the prospectus. Total reimbursement for the period ended March 31, 1999 is $13,409.

         F)   Distribution

The Trust has adopted a 12b-1 plan, which permits the Fund to pay up to 0.25% of average net assets as a 12b-1 fee to the Fund's Distributor. The Fund expenses will not be affected by the 12b-1 plan because the Adviser does not intend to activate the plan through July 31, 1999.

         G)   Allocation of Income, Expenses, and Gains and Losses

Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

               H)          Estimates

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

               I)          Repurchase Agreement

Under the terms of a typical repurchase agreement, a Fund writes a financial contract with a counterparty and takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase the financial contract at a specific date and price, thereby determining the yield during the Fund's holding period. This arrangement will result in a fixed-rate of return not subject to the market's fluctuation during the holding period indicated in the contract. The value of the collateral is at least equal to the total amount of the repurchase obligation, including interest. In the event of a default by the counterparty, a Fund has the right to use the collateral to offset any losses incurred.

Note 3 - Agreements and Other Transactions with Affiliates

The Fund retains Firstar Bank (formerly Star Bank), N.A. (the "Adviser" or "Firstar Bank") to manage the Fund's investments. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund. The Fund is authorized to pay the Adviser a monthly fee equal to an annual average rate of 0.75% of its average daily net assets.

The Fund also retains Firstar Bank to act as shareholder servicing agent on its behalf. The Fund is authorized to pay Firstar Bank up to 0.25% of its average daily net assets to provide shareholder support services and to maintain shareholder accounts. Firstar Bank currently receives 0.05% of the Fund's average daily net assets for shareholder services and it is anticipated that the fee will remain at 0.05% for the foreseeable future. Firstar Bank also acts as the Fund's custodian, for which it receives a monthly fee equal to an annual average rate of 0.025% of its average daily net assets.

The Fund retains Unified Fund Services, Inc. ("Unified") to act as the Fund's administrator and transfer agent. As administrator, Unified manages the Fund's business affairs and provides the Fund with administrative services, including compliance and accounting services and all regulatory reporting, and necessary office equipment, personnel and facilities to operate the Fund. For these administrative and transfer agency services, Unified receives a monthly fee from the Fund equal to an annual average rate of 0.25% of the Fund's average daily net assets. The Fund retains Unified Management Corporation to act as the principal distributor of the Fund's shares.

For the twelve months ended March 31, 1999, there were no commissions (sales charges paid by investors) paid on the Class B shares.

Note 3 - Agreements and Other Transactions with Affiliates (continued)

Certain Trustees and officers of the Trust are "interested persons" (as defined in the Act) of the Trust. Each "non-interested" Trustee is entitled to receive a quarterly Board of Trustees meeting fee of $1,000 plus expenses for services relating to the Trust.

Note 4- Securities Transactions

For the period ended March 31, 1999, purchases and sales of investment securities, excluding short-term investments were as follows:

                                        Purchases           Sales
The Star Select REIT-Plus Fund        $ 14,900,790       $16,629,866

Note 5- Unrealized Appreciation (Depreciation)

At March 31, 1999, the composition of unrealized appreciation (depreciation) of investment securities was as follows:

                                Appreciation      Depreciation           Net
The Star Select REIT-Plus Fund  $ 1,330,378      ($ 4,752,582)      ($3,422,204)


Note 6- Reclassification Of Capital Accounts


The Funds have adopted Statement of position 93-2, "Determination, Disclosure, and Financial Statement presentation of Income, Capital Gain and return of Capital Distributions by Investment Companies". As a result of this Statement, the Firstar Select REIT-Plus Fund changed the classification of distributions to shareholders to better disclose the difference between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, paid-in-capital and undistributed capital gains have been adjusted as of March 31, 1999 in the following amounts. These restatements did not affect net investment income, net realized gain (loss) or net assets of The Firstar Select REIT-Plus Fund for the year ended March 31, 1999.

         Paid-In Capital                    Undistributed Net Realized Gain
             ($4,556)                                  $4,556

Board of Trustees
Firstar Select REIT-Plus Fund:


In planning and performing our audit of the financial statements of Firstar Select REIT-Plus Fund for the year ended March 31, 1999, we considered its internal control structure, including procedures for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.

The management of Firstar Select REIT-Plus Fund is responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. Two of the objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principles.

Because of inherent limitations in any internal control structure, errors or irregularities may occur and may not be detected. Also, projection of any evaluation of the structure to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no mat ters involving the internal control structure, including procedures for safeguarding securities, that we consider to be material weaknesses as defined above as of March 31, 1999.

This report is intended solely for the information and use of management and the Securities and Exchange Commission.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
May 26, 1999